UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (Amendment No.      )

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☑  Definitive Proxy Statement
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☐  Soliciting Material Pursuant to Section 240.14a

THE KOREA FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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The Korea Fund, Inc.

Dear Fellow Stockholders:

The Annual Meeting of Stockholders (the “Annual Meeting”) of The Korea Fund, Inc. (the “Fund”) is to be held at 9:30 a.m., Eastern time, on Wednesday, October 27, 2010, at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas (at 54th – 55th Streets), 49th floor, New York, New York 10105. Stockholders who are unable to attend the Annual Meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the Annual Meeting, a proxy card for your vote at the Annual Meeting, and an envelope – postage-prepaid – in which to return your proxy card are enclosed. You may also vote through the Internet or by telephone by following the instructions on the enclosed proxy card.

At the Annual Meeting, your Board will be seeking your support to elect two Class I Directors (the “Proposal”). Your Board has three classes of Directors, and stockholders are asked to elect the Directors of one of those classes at each annual meeting of stockholders. Your Board has carefully considered the proposal and recommends that you vote in favor of the nominees for Class I Directors.

Your Board looks forward to meeting stockholders at the Annual Meeting at which time we shall be available to discuss any issues of interest to you with regard to our Fund. Further, our Hong Kong based investment manager will present the investment case to stockholders. For stockholders unable to attend this meeting the investment manager’s presentation will be available subsequently on the Fund’s website, www.thekoreafund.com.

Yours very sincerely,

Julian Reid
Chairman of the Board

STOCKHOLDERS ARE URGED TO SIGN AND DATE THE ENCLOSED PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE, OR TO VOTE THROUGH THE INTERNET OR BY TELEPHONE, SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES. WE ALSO URGE YOU TO RESPOND TO THE QUESTION ON THE PROXY CARD.

THE KOREA FUND, INC.
Notice of Annual Meeting of Stockholders

To the Stockholders of
The Korea Fund, Inc.:

Please take notice that the Annual Meeting of Stockholders (the “Meeting”) of The Korea Fund, Inc. (the “Fund”) has been called to be held at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas (at 54th – 55th Streets), 49th Floor, New York, New York 10105, on Wednesday, October 27, 2010 at 9:30 a.m., Eastern time,

1.	To elect two Class I Directors of the Fund, each to hold office for a term of three years and until his successor shall have been duly elected and qualified; and

2.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on September 3, 2010 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors.

By order of the Board of Directors of the Fund

Thomas J. Fuccillo
Secretary

New York, New York
September 28, 2010

It is important that your shares be represented at the Meeting in person or by proxy, no matter how many shares you own. If you do not expect to attend the Meeting, please complete, date, sign and return the applicable enclosed proxy or proxies in the accompanying envelope, which requires no postage if mailed in the United States, or vote through the Internet or by telephone. Please mark and mail your proxy or proxies, or vote through the Internet or by telephone, promptly in order to save the Fund any additional costs of further proxy solicitations and in order for the Meeting to be held as scheduled.

PROXY STATEMENT

GENERAL

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Korea Fund, Inc., a Maryland corporation (the “Fund”), for use at the Annual Meeting of Stockholders, to be held at the offices Allianz Global Investors Fund Management LLC (“AGIFM”), 1345 Avenue of the Americas (at 54th – 55th Streets), 49th Floor, New York, New York 10105, on Wednesday, October 27, 2010 at 9:30 a.m., Eastern time (the “Meeting”), and at any adjournments or postponements thereof.

This Proxy Statement, the Notice of Annual Meeting of Stockholders, and the proxy card are first being mailed to stockholders on or about September 28, 2010 or as soon as practicable thereafter.

The Board has fixed the close of business on September 3, 2010 as the record date (the “Record Date”) for the determination of stockholders of the Fund entitled to notice of, and to vote at, the Meeting and any postponement or adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each full share and a proportionate fraction of a vote for each fractional share held, with no cumulative voting rights, with respect to each matter on which they are entitled to vote. As of the Record Date, there were 10,205,577 shares of common stock of the Fund outstanding (the “Shares”).

If the enclosed proxy is executed and returned, that vote may nevertheless be revoked at any time prior to its use by written notification received by the Fund (addressed to the Fund’s Secretary at the Fund’s principal executive offices, 1345 Avenue of the Americas, New York, New York 10105), by the execution of a later-dated proxy, by the Fund’s receipt of a subsequent valid Internet or telephone vote, or by attending the Meeting and voting in person. Proxies voted through the Internet or by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked. Please note that merely attending the Meeting without voting will not revoke a valid proxy.

All properly executed proxies received in time for the Meeting (as explained on the enclosed proxy card) will be voted as specified in the proxy. Unless instructions to the contrary are marked, proxies will be voted “FOR” the election of the Class I Director nominees, Julian Reid and Christopher Russell (the “Proposal”).

The presence at the Meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast thereat shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” will be treated as shares that are present, but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees for which the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor discretionary power to vote on a particular matter. Abstentions and broker non-votes will have the effect of a vote against the Proposal. Stockholders are urged to forward their voting instructions promptly.

The Fund provides periodic reports to all stockholders, which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the Fund’s annual report for its fiscal year ended June 30, 2010 and a copy of the Fund’s semi-annual report for the six-month period ended December 31, 2009, without charge, by calling the Fund’s stockholder servicing agent at (800) 331-1710 or writing the Fund at 1345 Avenue of the Americas, New York, New York 10105.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 27, 2010

The 2010 Proxy Statement and the Annual Report to Stockholders for the fiscal year ended June 30, 2010 are available at www.thekoreafund.com.

PROPOSAL: ELECTION OF CLASS I DIRECTORS

The Board of Directors is divided into three classes, with each Director serving for a term of three years. Two Class I Directors are up for election at the Meeting. The terms of the Class II and Class III Directors do not expire this year.

Persons named in the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the nominees listed below as Class I Directors of the Fund, to serve for a term of three years and until their successors are duly elected and qualified, or their earlier death, resignation, retirement or removal. Messrs. Reid and Russell are currently Class I Directors. The nominees have consented to stand for election and to serve if elected. If any nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace that nominee. The Board of Directors has approved the nomination of Messrs. Reid and Russell as the Class I Directors.

Information Concerning the Nominees

The following table sets forth certain information concerning the nominees for Class I Directors of the Fund.

Number of
				Portfolios in	Other
		Year		Fund Complex	Directorships
Name,	Position(s)	First		Overseen by	Held by
Address*	Held with	Became a	Principal Occupation(s) During	Director/	Director/
and Age	the Fund	Director	the Past 5 Years	Nominee	Nominee

Julian Reid (66)	Director and Chairman of the Board	2004	Director and Chairman of the Board of the Fund; Director and Chairman of 3a Funds Group (since 1998); Director of JF China Region Fund, Inc. (since 1997); Director and Chairman of Prosperity Voskhod Fund Ltd. (since 2006); Director (since 2008) and Chairman (since 2009) of ASA Ltd.; Director and Chairman of Morgan’s Walk Properties Ltd. (2002-2006) (residential property owner/manager).	1	None
Christopher Russell (61)	Director	2004	Director of the Fund; Director of Enhanced Index Funds pcc (since 2002); Director of JP Morgan Fleming Japanese Smaller Companies Investment Trust plc (since 2006); Director of Hanseatic Asset Management LBG (asset management company) (since 2008); Director of The Association of Investment Companies Ltd (trade body representing UK investment companies) (since 2009); Director of Schroders (C.I.) Ltd. (private bank) (since 2009); Director of Castle Asia Alternative pcc Ltd (fund of Asian hedge funds) (since 2009); Director of F&C Commercial Property Trust Ltd., (UK commercial property investment co.) (since 2009); Director of HSBC Infrastructure company Ltd. (fund of infrastructure investments) (since 2010); Directors of Salters’ Management Company (charitable endowment) since 2003; Associate of Gavekal Research (since 2001). Formerly, Director of Candover Investments plc (private equity) (since 2004).	1	None

Information Concerning Continuing Directors

The following table sets forth certain information regarding the Fund’s Class II and Class III Directors. As noted above, these Directors are not up for election this year. They each will serve until the applicable stockholder meeting noted below and his successor is elected and has qualified, or his earlier death, resignation, retirement or removal.

Class II — Directors Serving until 2011 Annual Meeting of Stockholders

Number of
		Year		Portfolios in	Other
Name,	Position(s)	First		Fund Complex	Directorships
Address*	Held with	Became a	Principal Occupation(s) During	Overseen by	Held by
and Age	the Fund	Director	the Past 5 Years	Director	Director

Kesop Yun** (65)	Director	1999**	Director of the Fund; Professor, College of Business Administration, Seoul National University, Seoul, Korea. Formerly Director of DWS Global Commodities Stock Fund, Inc. (2004-2005) and DWS Global High Income Fund, Inc. (2001-2005).	1	None

Class III — Directors Serving until 2012 Annual Meeting of Stockholders

Number of
				Portfolios in	Other
		Year		Fund Complex	Directorships
Name,	Position(s)	First		Overseen by	Held by
Address*	Held with	Became a	Principal Occupation(s) During	Director/	Director/
and Age	the Fund	Director	the Past 5 Years	Nominee	Nominee

Ronaldo A. da Frota Nogueira (72)	Director	2000	Director of the Fund; Director and Chief Executive Officer, IMF Editora Ltd. (financial publisher). Formerly, Chairman of the Certification Committee and Director, APIMEC Nacional (Brazilian Association of Investment Professionals and Analysts) (until 2009); Member, Board of the Association of Certified International Investment Analysts (ACIIA) (until 2009); Director of The Brazil fund, Inc. (1987-2006); Director of DWS Global Commodities Stock Fund, Inc. (2004-2005) and DWS Global High Income Fund, Inc. (1992-2005).	1	None
Richard A. Silver (63)	Director	2006	Director of the Fund; Retired. Formerly, Executive Vice President, Fidelity Investments (2000-2005).	1	None

*	For purposes of Fund business, all Directors may be contacted at the following address: c/o Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, New York 10105.

**	Mr. Yun previously served on the Board of the Fund from 1984 to 1988.

All Directors are considered by the Fund not to be “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund, the Fund’s investment manager, RCM Capital Management LLC (“RCM” or the “Manager”), or the Fund’s sub-adviser, RCM Asia Pacific Limited (“RCM AP” or the “Sub-Adviser”).

As of August 31, 2010, the dollar range of equity securities in the Fund owned by each Director was as follows:

Aggregate Dollar Range of
Equity Securities in All Funds
	Dollar Range of Equity	Overseen by Director in Family
Name of Director	Securities in the Fund	of Investment Companies*

Ronaldo A. da Frota Nogueira	over $100,000	over $100,000
Julian Reid	$1 − 10,000	$1 − $10,000
Christopher Russell	$10,001 − $50,000	$10,001 − $50,000
Richard A. Silver	$50,001 − 100,000	$50,001 − $100,000
Kesop Yun	None**	None

*	There are no other funds in the same family of investment companies as the Fund.

**	Mr. Yun, as a professor at Seoul National University, is subject to the “Code of Professional Ethics of Government Officials,” which currently prevents him from owning real estate or financial assets in foreign countries (including securities of the Fund).

As of August 31, 2010, no officer of the Fund owned shares of the Fund. As of August 31, 2010, all Directors and officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund.

Section 16(a) Beneficial Ownership Reporting Compliance  The Fund’s Directors and certain officers, investment advisers, certain affiliated persons of the investment advisers and persons who own more than 10% of any class of outstanding securities of the Fund are required to file forms reporting their relationship with the Fund and reports of ownership and changes in ownership of the Fund’s securities with the Securities and Exchange Commission (the “SEC”) and the New York Stock Exchange (the “NYSE”). These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based solely on a review of these forms furnished to the Fund, the Fund believes that each of the Directors and relevant officers, investment advisers and relevant affiliated persons of the investment advisers and the persons who beneficially own more than 10% of the Fund’s Shares has complied with all applicable filing requirements during the Fund’s fiscal year ended June 30, 2010.

As of September 9, 2010, the following stockholders owned beneficially more than 5% of the Fund’s outstanding Shares as reported to the SEC pursuant to Rule 13d-1 of the Securities Exchange Act of 1934:

	Name and Address of	Amount and Nature of
Title of Class	Beneficial Owner	Beneficial Ownership	Percent of Class

Common Stock	City of London Investment	3,007,869 shares[1]	29.47%
	Group, PLC c/o City of London Investment Management Company Limited, 10 Eastcheap, London, EC3M ILX, England
Common Stock	Lazard Asset Management LLC	945,924 shares	9.06%

1	City of London Investment Group, PLC is deemed to have sole voting power and sole investment power with respect to the above number of shares through its control of City of London Investment Management Company Limited.

Except as noted above, to the best of the Fund’s knowledge, as of September 9, 2010 no other person owned beneficially more than 5% of the Fund’s outstanding Shares.

Directors and Officers

The business of the Fund is managed under the direction of the Fund’s Board of Directors. Subject to the provisions of the Fund’s Articles of Incorporation, its Bylaws and Maryland law, the Directors have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Fund’s officers.

Board Leadership Structure — The Fund’s Board of Directors consists of five Directors, none of whom are “interested persons” (within the meaning of Section 2(a)(19) of the 1940 Act) of the Fund or of the Manager (the “Independent Directors”). An Independent Director serves as Chairman of the Directors and is selected by vote of the majority of the Independent Directors. The Chairman of the Directors presides at meetings of the Board and acts as a liaison with service providers, officers, attorneys and other Directors generally between meetings, and performs such other functions as may be requested by the Board from time to time.

The Board of Directors meets regularly four times each year to discuss and to consider matters concerning the Fund, and also holds special meetings to address matters arising between regular meetings. The Independent Directors regularly meet outside the presence of Fund management.

The Board of Directors has established seven standing Committees to facilitate the Directors’ oversight of the management of the Fund: the Audit and Compliance Committee, the Contracts Committee, the Executive Committee, the Governance, Nominating and Remuneration Committee, the Investment Committee, the Korean Affairs Committee and the Valuation Committee. The functions and role of each Committee are described below under “— Committees of the Board of Directors.” The membership of each Committee consists of all of the Independent Directors, which the Directors believe allows them to participate in the full range of the Board’s oversight duties.

The Board reviews its leadership structure periodically and has determined that this leadership structure, including an independent chairman, a Board composed solely of Independent Directors and full Independent Director membership on each Committee, is appropriate in light of the characteristics and circumstances of the Fund. In reaching this conclusion, the Board considered, among other things, the predominant role of the Manager and the Sub-Adviser in the day-to-day management of Fund affairs, the extent to which the work of the Board is conducted through the Committees, the net assets of the Fund and the management, administrative and other service arrangements of the Fund. The Board also believes that its structure, including the active role of the Independent Directors, facilitates an efficient flow of information concerning the management of the Fund to the Independent Directors.

Risk Oversight — The Fund has retained the Manager, and the Manager has retained the Sub-Adviser and the Sub-Administrator to provide advisory services and administrative services, respectively, and those service providers are immediately responsible for the management of risks that may arise from Fund investments and operations. Some employees of the Manager and the Sub-Administrator serve as officers of the Fund, including the Fund’s principal executive officer and principal financial and accounting officer. The Board oversees the performance of those functions by the Manager, the Sub-Adviser and the Sub-Administrator, both directly and through the Committee structure it has established. The Board receives from the Manager, the Sub-Adviser and the Sub-Administrator a wide range of reports, on both a regular basis and an as-needed basis, relating to the Fund’s activities and to the actual and potential risks of the Fund. These include, among others, reports on investment risks, compliance with applicable laws and the Fund’s financial accounting and reporting. In addition, the Board meets periodically with the portfolio managers of the Fund to receive reports regarding the portfolio management of the Fund and its performance, including its investment risks, and the Korean market in general.

In addition, the Board has appointed a Chief Compliance Officer (“CCO”). The CCO oversees the development of compliance policies and procedures that are reasonably designed to minimize the risk of violations of the federal securities laws (“Compliance Policies”). The CCO reports directly to the Independent Directors, and the CCO or a member of his team provides presentations to the Board at its quarterly meetings and an annual report on the application of the Compliance Policies. The Board periodically discusses relevant risks affecting the Fund with the CCO at these meetings. The Board has approved the Compliance Policies and reviews the CCO’s reports. Further, the Board annually reviews the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.

Executive and Other Officers of the Fund.  The table below provides certain information concerning the executive officers of the Fund and certain other officers who perform similar duties. Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal. Officers and employees of the Fund who are principals, officers, members or employees of the Manager, the Sub-Adviser or their affiliates are not compensated by the Fund.

Name, Address*	Position(s)	Length of
and Date of Birth	with the Funds	Time Served	Other Positions

Robert Goldstein 555 Mission Street, 17th Floor, San Francisco, CA 94105 2/8/1963	President and Chief Executive Officer	Since April 2007	Managing Director and Chief Executive Officer of RCM Capital Management LLC.

Brian S. Shlissel 11/14/1964	Treasurer, Principal Financial and Accounting Officer	Since April 2007	Managing Director, Director of Fund Administration, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 29 funds in the Allianz Global Investors Fund Complex; Treasurer, Principal Financial and Accounting Officer of 52 funds in the Allianz Global Investors Fund Complex. Formerly, Director of Premier VIT.

Thomas J. Fuccillo 03/22/1968	Secretary and Chief Legal Officer	Since April 2007	Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC; Executive Vice President of Allianz Global Investors of America L.P.; Vice President, Secretary and Chief Legal Officer of 81 funds in the Allianz Global Investors Fund Complex; Formerly, Vice President, Chief Legal Officer and Secretary of Premier VIT.

Lawrence G. Altadonna 03/10/1966	Assistant Treasurer	Since April 2007	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 29 funds in the Allianz Global Investors Fund Complex; Assistant Treasurer of 52 funds in the Allianz Global Investors Fund Complex. Formerly, Treasurer, Principal Financial and Accounting Officer of Premier VIT.

Richard J. Cochran 01/23/1961	Assistant Treasurer	Since January 2009	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 81 Funds in the Allianz Global Investors Fund Complex; Formerly, Assistant Treasurer of Premier VIT. Formerly, Tax Manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

Name, Address*	Position(s)	Length of
and Date of Birth	with the Funds	Time Served	Other Positions

Youse Guia 680 Newport Center Drive, Suite 250 Newport Beach, CA 92660 09/03/1972	Chief Compliance Officer	Since April 2007	Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P.; Chief Compliance Officer of 81 funds in the Allianz Global Investors Fund Complex; Formerly, Chief Compliance Officer of Premier VIT.

Lagan Srivastava 09/20/1977	Assistant Secretary	Since April 2007	Assistant Secretary of 81 funds in the Allianz Global Investors Fund Complex; formerly, Assistant Secretary of Premier VIT.

*	Unless otherwise noted, the address of the Fund’s officers is c/o Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, New York 10105.

Transactions with and Remuneration of Directors and Officers

The Board’s remuneration policy is to emphasize commitment to the Fund, involvement in Fund issues and attendance by Directors at Board meetings. Directors receive an annual retainer fee of $15,000, except the Chairman of the Board, who receives an additional $12,000 annual retainer fee. Each Independent Director receives a fee, paid by the Fund, of $3,000 per Directors’ meeting attended. The Chairman of the Audit and Compliance Committee receives an additional $7,000 annual fee for serving in that capacity. Each Independent Director also receives $3,000 per Audit and Compliance Committee meeting (unless only compliance matters are discussed) and Contracts Committee meeting attended (there is a $3,000 annual maximum remuneration for attendance at Contracts Committee meetings).

In addition, each Independent Director is eligible to receive a per diem fee for a full day of $1,500 or a pro-rated fee for a lesser period as compensation for taking on special assignments at the request of the Board. Such special assignments must be approved in advance by the Governance, Nominating and Remuneration Committee, except that special assignments for which compensation will be less than $5,000 may be approved in advance by the Chairman of the Governance, Nominating and Remuneration Committee. A report regarding compensation for such assignments is provided to the Governance, Nominating and Remuneration Committee at its next regular meeting.

RCM supervises the Fund’s investments, pays the compensation and certain expenses of its personnel who serve as officers of the Fund, and receives a management fee for its services. The Fund’s other officers are also officers, employees, or stockholders of RCM’s affiliates and are paid a salary by those firms. The Fund makes no direct payments to its officers.

The following Compensation Table provides the aggregate compensation received by each Director from the Fund for the fiscal year ended June 30, 2010. For the calendar year ended December 31, 2009, the Directors and nominees received the compensation set forth in the table below for serving as Directors of the Fund and other funds in the same “fund complex” as the Fund. None of the Directors serves on any other registered investment company in the fund complex advised by RCM and its affiliates. The Fund does not pay retirement benefits to its Directors.

Compensation Table

		Total Compensation from the
	Aggregate Compensation	Fund and Fund Complex*
	from the Fund for the	Paid to Directors/Nominees for the
Independent Director/Nominee	Fiscal Year Ended June 30, 2010	Calendar Year Ended December 31, 2009

Ronaldo A. da Frota Nogueira	$42,000	$39,000
Julian Reid	$54,000	$51,000
Christopher Russell	$42,000	$39,000
Richard A. Silver	$49,000	$46,000
Kesop Yun	$42,000	$39,000

*	The “Fund Complex” includes only funds advised by RCM and its affiliates.

Each of the Fund’s executive officers is an interested person of the Fund as a result of his or her position set forth in the table above.

Director Qualifications — The Board has determined that each Director should continue to serve as such based on several factors (none of which alone is decisive). Each Director has served in such role for a substantial period of time and is intimately familiar with the Fund’s business and service provider arrangements. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, when relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Director, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should serve as a Director of the Fund. Following is a summary of various qualifications, experiences and skills of each Director (in addition to business experience during the past five years set forth in the table above) that contributed to the Board’s conclusion that an individual should serve on the Board:

Julian Reid — Mr. Reid has more than 30 years of U.S. and non-U.S. closed-end fund experience, including, among other things, serving as the head of the closed-end fund business for Jardine Fleming Investment Management (at the time, a leading investment management company in Asia, subsequently acquired by JP Morgan) and as the chairman and/or a director of numerous closed-end funds. He has spent over 40 years in the financial services industry spanning Europe, Asia and the Americas. He was based in Asia for approximately 25 years, and during that time, spent time focusing on, among others, the Korean stock market. He is an Affiliate of the Securities Industry of Australia and has been licensed by the respective regulatory bodies in the United Kingdom, Hong Kong, Singapore and Australia. In 2007, Mr. Reid was named “Small Board Trustee of the Year” by Fund Directions, a U.S. magazine focusing on corporate governance matters, for his work as the independent chairman of the Fund.

Ronaldo A da Frota Nogueira — Mr. Nogueira has substantial senior executive experience and substantial familiarity with the investment management industry. He is a director and the chief executive officer of IMF Editora Ltd., a financial publisher, and previously was a member of the board of the Association of Certified International Investment Analysts and a director of APIMEC Nacional (a Brazilian association of investment professionals and analysts). Mr. Nogueira also is an experienced investment company director, with more than 15 years of experience as a director of various funds.

Christopher Russell — Mr. Russell has approximately 30 years of institutional investment experience globally and in Asia on behalf of U.S. and non-U.S. institutions, including more than 10 years of experience as an institutional fund manager responsible for investment in Asia, including Korea. He was based in Asia for several years. Mr. Russell also is an experienced director of investment companies and other companies in the investment management industry, with more than 12 years of experience as a director of various funds and companies.

Richard A. Silver — Mr. Silver has more than 30 years of senior executive experience in the investment management industry. He served as treasurer and chief financial officer (for three years) and executive vice president (for five years) of Fidelity Investments, during which time he oversaw accounting, financial reporting and related operations for more than 400 mutual funds and 2,300 other investment portfolios. He also served as senior vice president, treasurer and chief financial officer of The Colonial Group, Inc. for nearly 19 years, heading the company’s financial services group. In addition, Mr. Silver served as the chairman of the Accounting/Treasurers’ Committee of the Investment Company Institute for approximately seven years.

Kesop Yun — Mr. Yun is an experienced investment company director, with more than 15 years of experience as a director of various funds. Mr. Yun also has substantial knowledge of Korean business, having been a professor of business at Seoul National University for many years (and previously the dean of its College of Business Administration), and having previously served as president of the Korea Securities & Economy Institute and the Korea Tax Association.

Committees of the Board of Directors

Audit and Compliance Committee.  The Fund’s Audit and Compliance Committee is currently composed of all of those Directors who are not “interested persons” (as defined in the 1940 Act) of the Fund (collectively, the “Independent Directors”) and is chaired by Mr. Silver. The members of the Audit and Compliance Committee are independent, as independence is defined in the listing standards of the New York Stock Exchange applicable to closed-end funds. The Audit and Compliance Committee’s purposes are: (i) to oversee the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements, the qualifications and independence of the Fund’s independent registered public accounting firm, the performance of the Fund’s internal control systems and independent registered public accounting firm and, as appropriate, the internal controls of certain Fund service providers; (ii) to oversee the quality and objectivity of the Fund’s financial statements and the independent audit thereof; (iii) to exercise direct responsibility for the appointment, compensation, retention and oversight of the work performed by the Fund’s independent registered public accounting firm for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund; (iv) to act as a liaison between the Fund’s independent registered public accounting firm and the Board; (v) to oversee the Fund’s compliance with legal and regulatory requirements, including through periodic meetings with and review of reports provided by the Fund’s Chief Compliance Officer; and (vi) to prepare the audit committee report as required by Item 407(d)(3)(i) of Regulation S-K, to be included in the Fund’s annual proxy statement relating to the election of directors. The Audit and Compliance Committee met six times during the fiscal year ended June 30, 2010.

The Board of Directors has adopted a charter for the Audit and Compliance Committee. The charter, which was amended on January 27, 2010, is available at the Fund’s website, www.thekoreafund.com.

Audit and Compliance Committee’s Pre-Approval Policies and Procedures.  The Audit and Compliance Committee must approve in advance the engagement of the Fund’s independent registered public accounting firm to provide (i) audit or permissible non-audit services to the Fund and (ii) nonaudit services to RCM or its control affiliates that relate directly to the Fund’s operations and financial reporting. The Audit and Compliance Committee pre-approves such services on at least an annual basis, and receives at least annually a report of all audit and non-audit services rendered in the previous calendar year by the Fund’s independent registered public accounting firm for the Fund and its Affiliated Fund Service Providers (defined on page 15). Such services, including services provided to Affiliated Fund Service Providers, may be preapproved by the Audit and Compliance Committee chairman, or by any other member of the Audit and Compliance Committee who is an Independent Director and to whom such responsibility has been delegated, so long as the aggregate fees for such services do not exceed certain maximum amounts. In such case, the Audit and Compliance Committee must be notified of such preapproval at its next regularly scheduled meeting.

At a meeting held on October 27, 2009, the Audit and Compliance Committee and the Board of Directors of the Fund, including a majority of the Independent Directors, selected PricewaterhouseCoopers LLP (“PWC”) to act as the independent registered public accounting firm for the Fund for the fiscal year ending June 30, 2010. The Board of Directors intends to select the independent registered public accounting firm for the Fund for the fiscal year ending June 30, 2011 at its October 2010 meeting. The Fund’s financial statements for the fiscal years ended June 30, 2010 and June 30, 2009 were audited by PWC.

Audit and Compliance Committee Report.  In connection with the audited financial statements as of and for the fiscal year ended June 30, 2010 included in the Fund’s 2010 Annual Report (the “Annual Report”), at a meeting held on August 19, 2010, the Audit and Compliance Committee considered and discussed the audited financial statements with management and the independent registered public accounting firm, and discussed the audit of such financial statements with the independent registered public accounting firm. The Audit and Compliance Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit and Compliance Committee received the written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board (United States) regarding the independent accountant’s communications with the Audit and Compliance Committee concerning independence, and has discussed with representatives of the independent registered public accounting firm the firm’s independence.

The members of the Audit and Compliance Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit and Compliance Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered accounting firm. Accordingly, the Audit and Compliance Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit and Compliance Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) generally accepted in the United States of America or that the financial statements are presented in accordance with accounting principles generally accepted in the United States of America. Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent registered public accounting firm and subject to the limitation on the responsibilities and role of the Audit and Compliance Committee set forth in the Audit and Compliance Committee’s Charter and those discussed above, the Audit and Compliance Committee of the Fund recommended to the Fund’s Board of Directors that the audited financial statements be included in the Fund’s Annual Report.

Contracts Committee.  The Fund’s Contracts Committee is currently composed of all of the Independent Directors and meets at least annually to review the Fund’s contractual and financial arrangements. The Contracts Committee’s primary function is to review the Fund’s contractual arrangements with RCM and RCM AP and their affiliates. The Contracts Committee also reviews contractual and financial arrangements with other parties related to transfer agency, custody, investment accounting and other services. The Contracts Committee met one time during the fiscal year ended June 30, 2010. The Contracts Committee Charter was adopted on April 22, 2008 and is available on the Fund’s website, www.thekoreafund.com.

Executive Committee.  The Fund’s Executive Committee is currently composed of Mr. Reid. Messrs. Nogueira, Russell, Silver and Yun serve as alternate members on the Executive Committee. Directors receive no fees for service on the Executive Committee. The Board has delegated to the Executive Committee all of the powers of the Directors that are not otherwise delegated and that may lawfully be exercised by an executive committee. The Executive Committee is authorized to act when the full Board of Directors is not in session. The Executive Committee did not meet during the fiscal year ended June 30, 2010.

Governance, Nominating and Remuneration Committee.  The Fund’s Governance, Nominating and Remuneration Committee is currently composed of all of the Independent Directors and is chaired by Mr. Nogueira. The members of the Governance, Nominating and Remuneration Committee are independent, as independence is defined in the listing standards of the New York Stock Exchange applicable to closed-end funds. The primary purposes and responsibilities of the Governance, Nominating and Remuneration Committee are (i) reviewing governance standards of the Board in light of best practices (with the understanding that the Board will seek to conform its practices to what it perceives to be best practices); (ii) screening and nominating candidates for election to the Board as Independent Directors in the event that a position is vacated or created; (iii) setting any necessary standards or qualifications for service on the Board; (iv) reviewing any policy matters affecting the operation of the Board or Board committees and making recommendations to the Board as deemed appropriate by the Governance, Nominating and Remuneration Committee; and (v) establishing and reviewing Director compensation. Directors receive no fees for service on the Governance, Nominating and Remuneration Committee. The Governance, Nominating and Remuneration Committee met one time during the fiscal year ended June 30, 2010.

The Board has adopted a written charter for the Governance, Nominating and Remuneration Committee. The charter, which was revised as of August 27, 2007, is available at the Fund’s website, www.thekoreafund.com.

The Governance, Nominating and Remuneration Committee requires that Director candidates have a college degree or equivalent business experience. The Governance, Nominating and Remuneration Committee may take into account a wide variety of factors in considering Director candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial expertise; (v) an assessment of the candidate’s ability, judgment and expertise; and (vi) overall diversity of the Board’s composition. The Governance, Nominating and Remuneration Committee will consider and evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to the charter, as it may be amended from time to time by the Governance, Nominating and Remuneration Committee, sets forth procedures that must be followed by stockholders to properly submit a nominee candidate to the Governance, Nominating and Remuneration Committee. Those procedures are set forth in the paragraph below. Recommendations not properly submitted in accordance with those procedures will not be considered by the Governance, Nominating and Remuneration Committee. The Governance, Nominating and Remuneration Committee has full discretion to reject nominees recommended by stockholders, and there is no assurance that any such person properly recommended and considered by the Governance, Nominating and Remuneration Committee will be nominated for election to the Board.

Stockholders must submit any nominee recommendation for the Governance, Nominating and Remuneration Committee’s consideration in writing to the Fund, to the attention of the Chairman or Secretary of the Fund, at the address of the principal executive offices of the Fund, not less than ninety (90) days nor more than one hundred and twenty (120) days prior to the date of the Board or stockholder meeting at which the nominee would be elected. The stockholder recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the stockholder (the “candidate”); (B) the class and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such stockholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Fund); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending stockholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the 1940 Act) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the recommending stockholder’s name as it appears on the Fund’s books; (iv) the class and number of all shares of the Fund owned beneficially and of record by the recommending stockholder; and (v) a description of all arrangements or understandings between the recommending stockholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending stockholder.

Investment Committee.  The Fund’s Investment Committee is currently composed of all Directors and is chaired by Mr. Russell. Directors receive no fees for service on the Investment Committee. The Board has delegated to the Investment Committee the responsibility to monitor the performance of the Fund and its peer group of funds. The Investment Committee did not meet during the fiscal year ended June 30, 2010. In addition, the chairman of the Investment Committee coordinates with an independent third-party consultant that reviews and provides quarterly reports to the Board regarding the performance and portfolio characteristics of the Fund.

Korean Affairs Committee.  The Fund’s Korean Affairs Committee is currently composed of all Directors and is chaired by Mr. Yun. Directors receive no fees for service on the Korean Affairs Committee. The Board has delegated to the Korean Affairs Committee the responsibility to monitor the political, economic and market developments (particularly of the securities industry and its regulation) in South Korea. The Korean Affairs Committee did not meet during the fiscal year ended June 30, 2010.

Valuation Committee.  The Fund’s Valuation Committee is currently composed of all Directors. Directors receive no fees for service on the Valuation Committee. The Board has delegated to the Valuation Committee the responsibility to review, to assess and to approve valuation procedures, to recommend their adoption by the Board and to oversee their administration on behalf of the Fund; to determine or to cause to be determined the fair values of the Fund’s portfolio securities or other assets in accordance with the valuation procedures and the 1940 Act; to review and to approve or to ratify methodologies to be followed by the Manager to determine the fair values of portfolio securities and other assets held by the Fund without the direct involvement of the Valuation Committee or the Board (including approval or ratification of independent pricing services); and to meet periodically with representatives of the Manager to review and to assess the quality of fair valuation and other pricing determinations made pursuant to the valuation procedures and to ratify such determinations. The Valuation Committee met three times during the fiscal year ended June 30, 2010. The Valuation Committee Charter was adopted on July 29, 2009 and is available at the Fund’s website, www.thekoreafund.com.

Disclosure About Diversity

The Governance, Nominating and Remuneration Committee and/or the Board takes the diversity of a particular nominee and the overall diversity of the Board into account when considering and evaluating nominees for Director. While the Governance, Nominating and Remuneration Committee has not adopted a particular definition of diversity, when considering a nominee’s and the Board’s diversity, the Committee generally considers the manner in which each nominee’s professional experience, education, nationality, expertise in matters that are relevant to the oversight of the Funds (e.g., investment management, accounting and trading), general leadership experience and life experience are complementary and, as a whole, contribute to the ability of the Board to oversee the Fund.

Services Billed by PWC to the Fund.

Audit Fees.  Audit Fees are fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements. For the Fund’s last two fiscal years, the Audit Fees billed by PWC are shown in the table below:

Fiscal Year Ended	Audit Fees

June 30, 2010	$94,000
June 30, 2009	$93,151

Audit-Related Fees.  Audit-Related Fees are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees” above, including accounting consultations, attestation reports and comfort letters. For the Fund’s last two fiscal years, the Audit-Related Fees billed by PWC are shown in the table below.

Fiscal Year Ended	Audit-Related Fees

June 30, 2010	$0
June 30, 2009	$0

Tax Fees.  Tax Fees are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews. The table below shows, for the Fund’s last two fiscal years, the aggregate Tax Fees billed by PWC to the Fund.

Fiscal Year Ended	Tax Fees

June 30, 2010	$18,850
June 30, 2009	$25,500

All Other Fees.  All Other Fees are fees related to services other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” For the Fund’s last two fiscal years, no such fees were billed by PWC to the Fund.

During the periods indicated in the tables above, no services described under “Audit-Related Fees,” “Tax Fees” or “All Other Fees” were approved pursuant to the de minimis exception.

Services Billed by PWC to the Fund’s Manager and Affiliated Fund Service Providers.

PWC billed no “Audit-Related Fees,” “Tax Fees” or “All Other Fees” to RCM or any entity controlling, controlled by or under common control with RCM that provides ongoing services to the Fund (“Affiliated Fund Service Provider”) for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Non-Audit Services

The following table sets forth the aggregate fees that PWC billed during the Fund’s last two fiscal years for non-audit services.

		Total Non-Audit Fees Billed to
	Total Non-Audit	RCM and Affiliated Fund
	Fees Billed to Fund	Service Providers	Total of Columns
Fiscal Year Ended	(A)	(B)	A and B

June 30, 2010	$18,850	$2,820,449	$2,839,299
June 30, 2009	$25,500	$5,213,650	$5,239,150

The Fund’s Audit and Compliance Committee gave careful consideration to the non-audit related services provided by PWC to the Fund, RCM and Affiliated Fund Service Providers, and, based in part on certain representations and information provided by PWC, determined that the provision of these services was compatible with maintaining PWC’s independence.

Stockholder Communications with the Board of Directors

The Board of Directors of the Fund has adopted procedures by which Fund stockholders may send communications to the Board. Stockholders may mail written communications to the Board to the attention of the Board of Directors, The Korea Fund, Inc., c/o Thomas J. Fuccillo, Chief Legal Officer (“CLO”), Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105. Stockholder communications must (i) be in writing and be signed by the stockholder and (ii) identify the class and number of Shares held by the stockholder. The CLO or his designee is responsible for reviewing properly submitted stockholder communications. The CLO shall either (i) provide a copy of each properly submitted stockholder communication to the Board at its next regularly scheduled Board meeting or (ii) if the CLO determines that the communication requires more immediate attention, forward the communication to the Directors promptly after receipt. The CLO may, in good faith, determine that a stockholder communication should not be provided to the Board because it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, stockholders or other matters relating to an investment in the Fund or is otherwise routine or ministerial in nature. These procedures do not apply to (i) any communication from an officer or Director of the Fund, (ii) any communication from an employee or agent of the Fund, unless such communication is made solely in such employee’s or agent’s capacity as a stockholder, or (iii) any stockholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any communication made in connection with such a proposal.

In addition, the Chairman of the Board is happy to receive communications directly from any stockholder at julianreid@3afunds.com.

Required Vote.  Election of the nominees for Class I Directors, Messrs. Reid and Russell, requires the affirmative vote of the holders of a majority of Shares present in person or by proxy and entitled to vote thereon.

The Directors unanimously recommend that you vote FOR the election of each nominee set forth in the Proposal.

ADDITIONAL INFORMATION

Manager, Sub-Adviser and Sub-Administrator.  RCM, the Manager, is located at 555 Mission Street, 17th Floor, San Francisco, California 94105. The Manager retains its affiliate, RCM AP, as Sub-Adviser to manage the Fund’s investments. RCM AP is located at 21st Floor, Cheung Kong Centre, 2 Queen’s Road Central, Hong Kong.

RCM was founded as Rosenberg Capital Management and began managing assets in 1970. RCM is wholly owned by RCM US Holdings LLC (“US Holdings”). US Holdings is a Delaware limited liability company. RCM AP was formed in 2006 and licensed by the Hong Kong SFC and registered with the SEC in January of 2007. RCM AP is the successor to all of Allianz Global Investors Hong Kong Limited’s equity management business in Hong Kong. RCM AP and RCM are affiliated companies under common control that are part of the same investment platform. RCM and RCM AP are wholly owned indirect subsidiaries of Allianz SE, a publicly traded insurance and financial services company.

AGIFM is the Fund’s sub-administrator and has its principal offices at 1345 Avenue of the Americas, New York, New York 10105.

Legal Proceedings

The disclosure below relates to AGIFM, certain of its affiliates and their employees. The events described below occurred prior to the appointment of AGIFM as sub-administrator. The Manager, the Sub-Adviser and AGIFM believe that these matters are not likely to have a material adverse effect on the Fund or their ability to perform their respective investment advisory and administration activities relating to the Fund.

In June and September 2004, AGIFM and certain of its affiliates agreed to settle, without admitting or denying the allegations, claims brought by the SEC and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which an affiliate of AGIFM serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by an affiliate of AGIFM. AGIFM and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. None of the settlements alleged that any inappropriate activity took place with respect to the Fund.

Since February 2004, AGIFM and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multidistrict litigation proceeding in the U.S. District Court for the District of Maryland (the “MDL Court”). After a number of claims in the lawsuits were dismissed by the MDL Court, the parties entered into a stipulation of settlement, which was publicly filed with the MDL Court n April 2010, resolving all remaining claims, but the settlement remains subject to the approval of the MDL Court.

The Manager, the Sub-Adviser and AGIFM believe that these matters are not likely to have a material adverse effect on the Fund or on the Manager’s, the Sub-Advisers’ or AGIFM’s ability to perform their respective investment advisory or administration services relating to the Fund.

The foregoing speaks only as of the date of this document.

Other Matters

The Board of Directors does not know of any matters to be brought before the Meeting other than the proposals mentioned in this Proxy Statement. The appointed proxies will vote on any other business that comes before the Meeting or any adjournment or postponement thereof in their discretion.

Miscellaneous

Proxies will be solicited by mail and may be solicited in person or by telephone by officers of the Fund or personnel of AGIFM. The Fund will reimburse banks, brokers, and other persons holding the Fund’s shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to, and obtaining proxies from, the beneficial owners of such shares.

Solicitation of proxies for the Proposal is being made primarily by the mailing of this Proxy Statement with its enclosures on or about September 28, 2010.

Whether or not a quorum is present, the Meeting of the Fund may be adjourned from time to time (with respect to any one or more matters) by the chairman of the Meeting without notice other than announcement at the Meeting at which the adjournment is taken. In addition, upon motion of the chairman of the Meeting, the question of adjournment may be submitted to a vote of the stockholders, and, in any such case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the shares of stock present and entitled to vote with respect to the matter or matters adjourned, and without further notice other than announcement at the meeting at which the adjournment is taken. On any adjournment put to a stockholder vote, the persons named as proxies on the enclosed proxy card will exercise their best judgment to vote as they deem to be in the best interest of stockholders. Unless a proxy is otherwise limited in this regard, any shares of stock present and entitled to vote at the Meeting that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment. Adjournment will subject the Fund to additional expenses. An adjournment may not extend beyond a date 120 days after the Record Date (defined above).

Stockholder Proposals

Stockholders wishing to submit proposals pursuant to Rule 14a-8 under the Exchange Act for inclusion in the proxy statement for the Fund’s 2011 annual meeting of stockholders should send their written proposals to the Secretary of the Fund, c/o Allianz Global Investors Fund Management LLC, at 1345 Avenue of the Americas, New York, New York 10105 by May 31, 2011. The timely submission of a proposal does not guarantee its inclusion.

For nominations of candidates for election as Directors (other than nominations made by or at the recommendation of the Directors) or other business to be properly brought before the annual meeting by a stockholder, the stockholder must comply with the Fund’s By-Laws, which, among other things, require that the stockholder must give timely notice thereof in writing to the Secretary of the Fund, the stockholder must be a stockholder of record, and the notice must contain the information about the nomination or other business that is required by the Fund’s By-Laws. To be timely, any such notice must be delivered to or mailed by certified mail, return receipt requested, and received at the principal executive offices of the Fund not later than 90 days nor more than 120 days prior to the date of the meeting; provided, however, that if less than 100 days’ notice or prior public disclosure is given or made to stockholders, any such notice by a stockholder to be timely must be so received not later than the close of business on the 10th day following the earlier of the day on which such notice of the date of the annual or special meeting was given or such public disclosure was made.

The Fund may exercise discretionary voting authority with respect to stockholder proposals for the Meeting that are not included in the Proxy Statement and form of proxy, but that were timely received by the Fund. Discretionary voting authority is the ability to vote proxies that stockholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

By order of the Board of Directors of the Fund

Thomas J. Fuccillo
Secretary

September 28, 2010

PROXY CARD

THE KOREA FUND, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Annual Meeting of Stockholders — October 27, 2010

The undersigned hereby appoints Brian Shlissel, Thomas J. Fuccillo and Lawrence G. Altadonna, and each of them, the proxies of the undersigned, with full power of substitution in each of them, to represent the undersigned and to vote all shares of The Korea Fund, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders of The Korea Fund, Inc. to be held at the offices of Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas (at 54th – 55th Streets), 49th Floor, New York, New York 10105, on Wednesday, October 27, 2010 at 9:30 a.m., Eastern time, and at any adjournment or postponement thereof. The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement and revokes any proxy previously given with respect to the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 27, 2010.
The 2010 Proxy Statement is available at www.thekoreafund.com.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED. IF NO INSTRUCTIONS ARE INDICATED ON A PROPERLY EXECUTED PROXY, THE UNDERSIGNED’S VOTE WILL BE CAST “FOR” THE PROPOSAL. THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES WITH RESPECT TO ANY OTHER MATTER THAT PROPERLY COMES BEFORE THE MEETING.

Note: Please sign this proxy exactly as your name or names appear hereon. Each joint owner should sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

Signature
Date:

Signature (if held jointly)
Date:

Title if a corporation, partnership or other entity

FOLD HERE

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND STOCKHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE AS DESCRIBED BELOW.

Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

Internet:	Log on to www.proxyvote.com. Make sure to have the voting instruction card available when you plan to vote your shares.

Phone:	Call 1-800-454-8683 and have the voting instruction card available. Follow the instructions.

PROXY CARD

THE KOREA FUND, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Annual Meeting of Stockholders — October 27, 2010

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ☒

PROPOSAL:

1.	Election of Class I Directors	FOR	AGAINST	ABSTAIN

	Julian Reid	☐	☐	☐

	Christopher Russell	☐	☐	☐